PAGE

                                                RULE 497(c)
                                                File No. 33-59692


                               [LOGO]




                         RYDEX SERIES TRUST
                             PROSPECTUS

   6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                  (800) 820-0888     (301) 468-8520

   Rydex Series Trust (the "Trust") is a no-load mutual fund complex with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this P r o s pectus. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

   Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   The following are the Funds and their benchmarks:

          FUND                          BENCHMARK

   The Nova Fund       150% of the performance of the S&P 500
                       Composite Stock Price IndexTM

   The Ursa Fund       Inverse (opposite) of the S&P 500 Composite
                       Stock Price IndexTM
   Rydex OTC Fund      NASDAQ 100 IndexTM (NDX)

   Rydex Precious      Philadelphia Stock Exchange Gold/Silver
   Metals Fund         IndexTM (XAU)




   PAGE

   Rydex U.S.          120% of the price movement of current Long
   Government Bond     Treasury Bond
   Fund
   The Juno Fund       Inverse (opposite) of the price movement of
                       the current Long Treasury Bond

   The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant
   $1.00 net asset value per share, although this cannot be assured.

   The  Funds  (other than the Rydex U.S. Government Money Market
   Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund may use the speculative technique known as leverage to increase funds available for investment (see "Other Investment Policies"). Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices. Investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and rising bond prices, r e s pectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

   None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that a Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations."

                       ADDITIONAL INFORMATION



   PAGE

   The Trust also offers the Rydex Institutional Money Market Fund and, beginning on or about December 1, 1996 (subject to obtaining all necessary regulatory approvals), also will offer the Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus.

   Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the Trust before investing. A Statement of Additional Information, dated November 1, 1996, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
   COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         The date of this Prospectus is November 1, 1996, as supplemented January 2, 1997.

























   PAGE

                          TABLE OF CONTENTS

                                                     Page

   PROSPECTUS SUMMARY                                4

   FEES AND EXPENSES OF THE FUNDS                    7

   FINANCIAL HIGHLIGHTS OF THE FUNDS                 9

   INVESTMENT OBJECTIVES AND POLICIES                16

   SPECIAL RISK CONSIDERATIONS                       21

   INVESTMENT TECHNIQUES AND OTHER
     INVESTMENT POLICIES                             22

   PORTFOLIO TRANSACTIONS AND BROKERAGE              29

   HOW TO INVEST IN THE FUNDS                        29

   REDEEMING AN INVESTMENT (WITHDRAWALS)             30

   EXCHANGES                                         31

   PROCEDURES FOR REDEMPTIONS AND
     EXCHANGES                                       32

   DETERMINATION OF NET ASSET VALUE                  32

   TAX-SHELTERED RETIREMENT PLANS                    34

   TRANSACTION CHARGES                               34

   DIVIDENDS AND DISTRIBUTIONS                       34

   TAXES                                             34

   MANAGEMENT OF THE TRUST                           36

   PERFORMANCE INFORMATION                           38

   GENERAL INFORMATION ABOUT THE TRUST               40

                         PROSPECTUS SUMMARY

   THE RYDEX FUNDS

   Each Fund has its own distinct investment objective. There is, of course, no guarantee that any Fund will achieve its investment objective. The investment objectives of the Funds are as follows:

                                                       5





   The Nova Fund. The Nova Fund s investment objective is to provide investment returns that correspond to 150% of the performance of the Standard & Poor s 500 Composite Stock Price IndexTM (the "S&P500 Index"). In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to investment techniques i n c luding certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when such prices are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.

   The Ursa Fund. The Ursa Fund s investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. If the Ursa Fund is successful in meeting this objective, the net asset value on Ursa Fund shares will increase for each day in direct proportion to any decreases in the level of the S&P500 Index. Conversely, the net asset value on Ursa Fund shares will decrease for each day in direct proportion to any increases in the level of the S&P500 Index. In seeking to achieve its objective, the Ursa Fund primarily engages in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and option on securities and stock indexes. The Ursa Fund involves special risks not traditionally associated with investment companies. Investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   The  Rydex  OTC  Fund.   The investment objective of the Rydex
   OTC  Fund  (the  "OTC  Fund") is to provide investment results
   t h a t correspond to a benchmark for over-the-counter securities. The OTC Fund s current benchmark is the NASDAQ 100 IndexTM. The OTC Fund does not aim to hold all of the 100 securities included on the NASDAQ 100 IndexTM. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 IndexTM or other instruments which are expected to provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

   The  Rydex Precious Metals Fund.   The investment objective of
   the Rydex Precious Metals Fund (the "Metals Fund") is to provide investment results that correspond to a benchmark

                                                       6





   primarily for metals-related securities. The Metals Fund s c u r r ent benchmark is the Philadelphia Stock Exchange
   Gold/Silver IndexTM (the "XAU Index"). To achieve its objective, the Metals Fund invests in securities included in the XAU Index. In addition, the Metals Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to track closely the XAU Index. The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States.

   The Rydex U.S. Government Bond Fund. The investment objective of the Rydex U.S. Government Bond Fund (the "Bond Fund") is to provide investment results that correspond to a benchmark for U.S. Government securities. The Bond Fund s current benchmark is 120% of the price movement of the Current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. In attempting to achieve its objective, the Bond Fund invests primarily in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds.

   The Juno Fund. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Juno Fund seeks to achieve this inverse correlation result on each trading day. The Long Bond is the Juno Fund s current benchmark. In seeking its objective, the Juno Fund will employ certain investment techniques including engaging in short sales and transactions in futures contracts and options thereon. If the Juno Fund is successful in meeting its objective, the total return on its shares before expenses and costs will increase for each day proportionally to any decreases in the price of the Long Bond. Conversely, the total return on its shares before expenses and cost will decrease for each day proportionally to any increases in the price of the Long Bond. Investors in the Juno Fund may experience substantial losses during periods of falling interest rates/rising bond prices.

   The Rydex U.S. Government Money Market Fund. The investment objective of the Rydex U.S. Government Money Market Fund (the "Money Market Fund") is to provide security of principal, high current income, and liquidity. To achieve its objective, the M o n e y Market Fund invests primarily in money market

                                                       7





   instruments  which  are  issued or guaranteed, as to principal
   and   interest,  by  the  U.S.  Government,  its  agencies  or
   i n strumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities.

   A discussion of each Fund s investment objective(s) and policies is provided below under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies." The Trust also offers shares in the Rydex High Yield Fund and the Rydex Institutional Money Market Fund, each of which series of the Trust is described in a separate prospectus.

   SPECIAL RISK CONSIDERATIONS

   The Trust expects that a substantial portion of the assets of the Funds will be derived from professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Funds may result in considerable assets moving in and out of the Funds. Consequently, the Trust expects that the Funds will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a "regulated investment company" under the Federal tax laws and may also adversely affect the ability of the Fund to meet its investment objective. For further information concerning the portfolio turnover of the Funds and the Federal tax treatment of the Funds, see "Investment Objectives and Policies" and "Taxes" in this Prospectus and "Investment Policies and Techniques" and "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   While the Funds do not expect that the returns over a year w i l l deviate adversely from their respective current benchmarks by more than ten percent, certain factors may affect their ability to achieve this correlation. See "Special Risk Considerations" for a discussion of these factors.
   The Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts a n d options on securities, stock indexes, and futures
   c o ntracts. As discussed more fully under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies," these techniques are specialized and involve risks that are not traditionally associated with investment companies.


                                                       8





   PURCHASES, REDEMPTIONS, AND
   EXCHANGES OF TRUST  SHARES

   The shares of each Fund may be purchased and redeemed, without any respective sales or redemption charge, at the net asset value per share of the Fund next determined. Shares of any available Fund described in this Prospectus may be exchanged at any time for shares of any other available Fund, without any charge, on the basis of the relative net asset values next computed. Because of the administrative expense of handling small accounts, the Trust reserves the right to redeem involuntarily an investor's account, including a retirement account, which falls below the applicable minimum investment in total value in the Trust due to redemptions. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. The Trust reserves the right to modify its minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected. See "How To Invest In the Fund," "Redeeming An Investment (Withdrawals)," and "Exchanges."

   DIVIDENDS AND DISTRIBUTIONS

   Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described under "Dividends and Distributions." All such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund unless otherwise specified by a shareholder.

   INVESTMENT ADVISER AND SERVICER

   The investment adviser of each Fund is PADCO Advisors, Inc. (the "Advisor"). PADCO Service Company, Inc. (the "Servicer") provides the Funds with general administrative, shareholder, and registrar services. Both the Advisor and the Servicer are located in Rockville, Maryland. See "Management of the Trust."

   TRANSFER AGENT AND CUSTODIAN

   The  Servicer also serves as the Trust s transfer and dividend
   disbursement  agent.   Star Bank, N.A. serves as the custodian
   of each Fund s securities and cash. See "Management of the Trust."




                                                       9





                    FEES AND EXPENSES OF THE FUNDS

   The following table illustrates all expenses and fees that a shareholder of each Fund will incur:


                                                                     The Rydex
                                                                     Precious
                                The Nova    The Ursa    The Rydex     Metals
                                  Fund        Fund      OTC Fund       Fund


   Shareholder Transaction
   Expenses
   Sales Load Imposed on           None      None          None        None
   Purchases

   Sales Load Imposed on           None      None          None        None
   Reinvested Dividends

   Deferred Sales Load             None      None          None        None
   Redemption Fees                 None      None          None        None

   Exchange Fees                   None      None          None        None
   Annual Fund Operating
   Expenses

   Management Fees                 0.75%       0.90%       0.75%       0.75%

   12b-1 Fees                      None      None          None        None
   Other Expenses
     Administrative Fees          0.25%      0.25%        0.20%       0.20%
     Additional Expenses          0.31%      0.24%        0.38%        0.38%


     Total Other Expenses         0.56%      0.49%        0.56%       0.58%
   Total Fund Operating           1.31%      1.39%        1.33%       1.33%
   Expenses*




                                                            The Rydex
                                  The Rydex                   U.S.
                                    U.S.                   Government
                                 Government    The Juno       Money
                                  Bond Fund      Fund      Market Fund



                                                                     10





   Shareholder Transaction
   Expenses

   Sales Load Imposed on           None         None         None
   Purchases
   Sales Load Imposed on           None         None         None
   Reinvested Dividends

   Deferred Sales Load             None         None         None

   Redemption Fees                 None         None         None
   Exchange Fees                   None         None         None

   Annual Fund Operating
   Expenses
   Management Fees                0.50%         0.90%       0.50%

   12b-1 Fees                      None         None         None

   Other Expenses
     Administrative Fees          0.20%        0.25%        0.20%
     Additional Expenses          0.56%        0.49%        0.29%
     Total Other Expenses         0.76%        0.74%        0.49%

   Total Fund Operating           1.26%        1.64%        0.99%
   Expenses*




   * Retirement plans are charged an annual $15.00 maintenance fee. See "Tax-Sheltered Retirement Plans."



















                                                      11





   EXAMPLE

   Assuming hypothetical investments of $1,000 in each of the Funds, a five-percent annual return, and redemption at the end of each time period, an investor in each of the Funds would pay transaction and operating expenses at the end of each year as follows:

                        1 Year   3 Years  5 Years  10 years
   The Nova Fund        $13.34    $41.52   $71.82   $157.90
   The Ursa Fund        $14.15    $44.00   $76.05   $169.86
   Rydex OTC Fund       $13.54    $42.14   $72.88   $160.14
   Rydex Precious       $13.54    $42.14   $72.88   $160.14
     Metals Fund
   Rydex U.S.
   Government           $12.84    $39.96   $69.16   $152.56
     Bond Fund
   The Juno Fund        $16.68    $51.73   $89.17   $194.37
   Rydex U.S.
    Government Money    $10.10    $31.53   $54.71   $121.30
    Market Fund

   T h e same level of expenses would be incurred if the investments were held throughout the period indicated.

   The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the Funds. The percentages shown above are based on actual expenses incurred by the Funds for the fiscal year ended June 30, 1996. The five-percent assumed annual return is for comparison purposes only. The actual return for a particular Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the particular Fund. For a more complete discussion of the fees connected with an investment in the Funds and the services provided to the Funds, see "Management of the Trust" in this Prospectus and in the Statement of Additional Information.
   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report t h ereon appears in the Trust's 1996 Annual Report to

                                                      12





   Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. A copy of the Trust's 1996 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                              The Nova Fund


                                      For the      For the     For the
                                         Year         Year      Period
                                        Ended        Ended       Ended
                                     June 30,     June 30,    June 30,
                                         1996         1995       1994*

   Per Share Operating
   Performance:
   Net Asset Value -- Beginning
     of Period                    $     11.81   $     9.77   $   10.01

     Net Investment Income
     (Loss)                              0.56         0.28        0.01
     Net Realized and Unrealized
        Gains (Losses) on
        Securities                       3.31         2.88      (0.25)

     Net Increase (Decrease) in
     Net Asset Value Resulting
       from Operations                   3.87         3.16      (0.24)
     Dividends to Shareholders           0.00       (0.29)        0.00
     Distributions to
       Shareholders
       From Net Realized Capital
         Gains                           0.00       (0.83)        0.00
     Net Increase (Decrease) in
       Net Asset Value                   3.87         2.04      (0.24)

   Net Asset Value -- End of
   Period                          $    15.68    $   11.81  $     9.77
   Total Investment Return             32.77%       32.65%     (2.47)%

   Ratios to Average Net Assets
     Expenses                           1.31%        1.43%     1.73%**
     Net Investment Income              3.14%        2.62%     1.05%**




                                                                     13





   Supplementary Data:
     Portfolio Turnover Rate***         0.00%        0.00%       0.00%
     Net Assets, End of Period      $ 224,541     $ 62,916   $  77,914
       (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: July 12, 1993.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.




































                                                      14





                                               The Ursa Fund


                                       For the     For the     For the
                                          Year        Year      Period
                                         Ended       Ended       Ended
                                      June 30,    June 30,    June 30,
                                          1996        1995       1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                         $    8.79   $   10.54   $   10.00

      Net Investment Income (Loss)        0.30        0.35        0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities     (1.54)      (1.78)        0.53

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                 (1.24)      (1.43)        0.54
      Dividends to Shareholders           0.00      (0.32)        0.00
      Distributions to Shareholders
        From Net Realized Capital
        Gains                             0.00        0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                 (1.24)      (1.75)        0.54

   Net Asset Value -- End of Period  $    7.55  $     8.79  $    10.54
   Total Investment Return            (14.11)%    (14.08)%      10.89%

   Ratios to Average Net Assets
      Expenses                           1.39%       1.39%     1.67%**
      Net Investment Income              3.38%       3.50%     1.43%**

   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%       0.00%
      Net Assets, End of Period       $192,553    $127,629    $110,899
      (000's omitted)


     The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
   * Commencement of Operations: January 7, 1994.
   **   Annualized for the period ending June 30, 1994
   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Ursa Fund typically holds most of its

                                                      15





        investments in options and futures contracts which are deemed short-term securities.



















































                                                      16





                                              The Rydex OTC Fund

                                        For the     For the
                                           year        Year       For the
                                          Ended       Ended  Period Ended
                                       June 30,    June 30,      June 30,
                                           1996        1995         1994*
   Per Share Operating
   Performance:                       $   12.22  $     8.76    $    10.00
   Net Asset Value -- Beginning of
      Period

      Net Investment Income (Loss)         0.06        0.14          0.01
      Net Realized and Unrealized
       Gains (Losses) on Securities        3.24        4.17        (1.25)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                    3.30        4.31        (1.24)
      Dividends to Shareholders            0.00      (0.12)          0.00
      Distributions to Shareholders
        From Net Realized Capital
        Gains                            (0.36)      (0.73)          0.00
      Net Increase (Decrease) in
        Net Asset Value                    2.94        3.46        (1.24)

   Net Asset Value -- End of Period    $  15.16  $    12.22   $      8.76
   Total Investment Return               26.44%      49.00%      (30.17)%

   Ratios to Average Net Assets
      Expenses                            1.33%       1.41%       1.97%**
      Net Investment Income               0.44%       1.34%       1.69%**

   Supplementary Data:
      Portfolio Turnover Rate***      2,578.56%   2,241.00%     1,171.00%
      Net Assets, End of Period       $  48,716   $  61,948     $  30,695
      (000's omitted)



     The  per  share  data  of the Financial Highlights table is calculated  using  the daily shares outstanding average for the year.
   * Commencement of Operations: February 14, 1994.
   **   Annualized for the period ended June 30, 1994.
   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.


                                                      17






                                         The Rydex Precious Metals Fund

                                                       For the      For the
                                                          Year       Period
                                     For the Year        Ended        Ended
                                            Ended     June 30,     June 30,
                                     June 30,1996         1995        1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                           $     8.73   $     8.29   $    10.00

      Net Investment Income (Loss)           0.00         0.10         0.01
      Net Realized and Unrealized
      Gains (Losses) on Securities           0.32         0.43       (1.72)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                      0.32         0.53       (1.71)
      Dividends to Shareholders              0.00       (0.09)         0.00
      Distributions to Shareholders
        From Net Realized Capital
          Gains                              0.00         0.00         0.00
      Net Increase (Decrease) in
        Net Asset Value                      0.32         0.44       (1.71)

   Net Asset Value -- End of Period    $     9.05   $     8.73   $     8.29
   Total Investment Return                  3.67%        6.21%     (29.27)%

   Ratios to Average Net Assets
      Expenses                              1.33%        1.38%      2.06%**
      Net Investment Income               (0.01)%        1.15%      1.23%**

   Supplementary Data:
      Portfolio Turnover Rate***        1,036.37%    1,765.00%    2,728.00%
      Average Commission Rate               1.51%           --           --
      Paid****                         $   36,574    $  40,861   $    1,526
      Net Assets, End of Period
      (000's omitted)

        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: December 1, 1993.
   **   Annualized for the period ended June 30, 1994.
   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.


                                                      18





   **** For fiscal years beginning on or after September 1, 1995, the  Fund  is required to disclose its average commission
        rate   per  share  for  purchases  and  sales  on  equity
        securities.
















































                                                      19





                                     The Rydex U.S. Government Bond
                                     Fund


                                         For the      For the     For the
                                            Year         Year      Period
                                           Ended        Ended       Ended
                                            June     June 30,    June 30,
                                         30,1996         1995       1994*
   Per Share Operating
   Performance:
   Net Asset Value -- Beginning of
      Period                          $     9.55  $      8.24  $    10.00

      Net Investment Income (Loss)          0.46         0.39        0.02
      Net Realized and Unrealized
       Gains (Losses) on Securities       (0.45)         1.17      (1.76)

      Net Increase (Decrease) in
      Net Asset Value Resulting
        from Operations                     0.01         1.56      (1.74)
      Dividends to Shareholders           (0.46)       (0.25)      (0.02)
      Distributions to Shareholders
        From Net Realized Capital
        Gains                             (0.13)         0.00        0.00
      Net Increase (Decrease) in
        Net Asset Value                   (0.58)         1.31     (1.76)

   Net Asset Value -- End of Period    $    8.97   $     9.55   $    8.24
   Total Investment Return               (1.48)%       18.97%    (32.63)%

   Ratios to Average Net Assets
      Expenses                             1.26%        2.26%     3.05%**
      Net Investment Income                4.73%        4.64%     3.39%**

   Supplementary Data:
      Portfolio Turnover Rate***         780.30%    3,452.59%   1,290.00%
      Net Assets, End of Period       $   18,331   $    2,592   $   1,564
      (000's omitted)




        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: January 3, 1994.
   **   Annualized for the period ended June 30, 1994.


                                                      20





   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

















































                                                      21





                                                The Juno Fund

                                                             For the
                                                              Period
                                         For the Year          Ended
                                                Ended      June 30,
                                         June 30,1996          1995*
   Per Share Operating Performance:
   Net Asset Value -- Beginning of
      Period                              $      9.08    $     10.00

      Net Investment Income (Loss)               0.34           0.14
      Net Realized and Unrealized
       Gains (Losses)  on Securities             0.05         (1.06)

      Net Increase (Decrease) in Net
        Asset Value Resulting from
        Operations                               0.39         (0.92)
      Dividends to Shareholders                  0.00           0.00
      Distributions to Shareholders
       From Net Realized Capital Gains           0.00           0.00
      Net Increase (Decrease) in Net
        Asset Value                              0.39         (0.92)

   Net Asset Value -- End of Period       $      9.47   $       9.08
   Total Investment Return                      4.30%        (9.20)%

   Ratios to Average Net Assets
      Expenses                                  1.64%        1.50%**
      Net Investment Income                     3.63%        1.32%**

   Supplementary Data:
      Portfolio Turnover Rate***                0.00%          0.00%
      Net Assets, End of Period (000's      $  18,860    $     4,301
      omitted)

        The  per  share data of the Financial Highlights table is
        calculated using the daily shares outstanding average for
        the year.
   * Commencement of Operations: March 3, 1995.
   **   Annualized for the period ended June 30, 1995.
   ***  Portfolio  turnover ratio is calculated without regard to short-term  securities having a maturity of less than one
        year.    The  Juno  Fund  typically  holds  most  of  its
        investments  in  options  and futures contracts which are
        deemed short-term securities.



                                                      22






                                       The Rydex U.S. Government
                                           Money Market Fund

                                       For the     For the    For the
                                          Year        Year     Period
                                         Ended       Ended      Ended
                                      June 30,    June 30,   June 30,
                                          1996        1995      1994*
   Per Share Operating
   Performance:  Net Asset Value
   -- Beginning of Period           $     1.00  $     1.00 $     1.00

      Net Investment Income
      (Loss)                              0.04        0.04       0.01
      Net Realized and Unrealized
        Gains(Losses) on
        Securities                        0.00        0.00       0.00

      Net Increase (Decrease) in
       Net Asset Value Resulting
       from Operations                    0.04        0.04       0.01
      Dividends to Shareholders         (0.04)      (0.04)     (0.01)
      Distributions to
       Shareholders From Net
       Realized Capital Gains             0.00        0.00       0.00
      Net Increase (Decrease) in
        Net Asset Value                   0.00        0.00       0.00

   Net Asset Value End of Period    $     1.00   $    1.00   $   1.00
   Total Investment Return               4.60%       4.43%      2.47%

   Ratios to Average Net Assets          0.99%       0.89%    1.16%**
      Expenses                           4.18%       4.23%    2.34%**
      Net Investment Income

   Supplementary Data:
      Portfolio Turnover Rate***         0.00%       0.00%      0.00%
      Net Assets, End of Period      $ 153,925   $ 284,198   $ 88,107
      (000's omitted)


     The  per  share  data  of the Financial Highlights table is calculated  using  the daily shares outstanding average for the year.
   * Commencement of Operations: December 3, 1993.
   **   Annualized for the period ended June 30, 1994.



                                                      23





   *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

















































                                                      24





                 INVESTMENT OBJECTIVES AND POLICIES

   General
   The Funds are principally designed for professional money managers and investors who intend to follow an asset-
   allocation or market-timing investment strategy. Except for the Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

   Fundamental securities analysis is not generally used by the A d v i sor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the Fund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors will tend to cause the Fund's investment results to vary from a perfect correlation to its benchmark. The Funds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over a year. See "Special Risk Considerations." It is the policy of these Funds to pursue their investment objectives regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

   The investment objectives (including the benchmarks of the Nova and Ursa Funds) and certain investment restrictions of the Funds are fundamental policies and may not be changed without the affirmative vote of at least the majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds other than Nova and Ursa Funds) may be changed by the trustees of the Trust (the
    Trustees ) without the approval of shareholders.

   The Trustees may consider changing a Fund s benchmark (to the extent permitted) if, for example, the current benchmark b e c omes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond s u f f iciently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for a Fund


                                                      25





   that is "leveraged" or proprietary. Of course, there can be no assurance that a Fund will achieve its objective.

   The Nova Fund
   The investment objective of the Nova Fund is to provide investment returns that correspond to 150% of the performance of the S&P500 Index. In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to employing certain investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under the techniques in which the Nova Fund engages, the Nova Fund will generally incur a loss if the price of the underlying security or index decreases between the date of the employment of the technique and the date on which the Nova Fund terminates the position. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the Nova Fund pays or receives as the result of the transaction. The Nova Fund may also invest in shares of individual securities which are expected to track the Nova Fund s benchmark.

   In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains to investors during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when they are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.

   The Ursa Fund
   The Ursa Fund is designed to allow shareholders to hedge an existing portfolio of securities or mutual fund shares or to speculate on anticipated decreases in the S&P500 Index. The Ursa Fund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the Ursa Fund may diverge significantly from the cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect.

   If the Ursa Fund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Ursa Fund would increase for that day in direct proportion to any decrease in the level of the S&P500 Index. Conversely, the net asset value of the shares of the Ursa Fund would

                                                      26





   decrease for that day in direct proportion to any increase in the level of the S&P500 Index for that day. For example, if the S&P500 Index were to decrease by 1% by the close of business on a particular trading day, investors in the Ursa F u n d would experience a gain in net asset value of approximately 1% for that day. Conversely, if the S&P500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a loss in net asset value of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Ursa Fund and the S&P500 Index on a daily basis, however, the symmetry between the changes in the S&P500 Index and the changes in the value of shares in the Ursa Fund can be significantly altered over time by a compounding effect. Thus, if the Ursa Fund achieved a perfect inverse correlation with the S&P500 Index on every trading day over an extended period, and if there were a significant decrease in the level of the S&P500 Index during that period, there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the level of the S&P500 Index. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the level of the S&P500 Index over that period, then there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the level of the S&P500 Index for that period.

   The Ursa Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising equity prices. Consequently, investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

   In pursuing its investment objective, the Ursa Fund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the Ursa Fund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, the Ursa Fund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Ursa Fund terminates the position. The Ursa Fund will generally realize a gain if the underlying security or

                                                      27





   index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Ursa Fund pays or receives as the result of the transaction.

   The Rydex OTC Fund
   The  investment  objective  of  the  OTC  Fund  is  to provide investment  results  that  correspond to a benchmark for over-
   the-counter  securities.   The OTC Fund's current benchmark is
   the NASDAQ 100 Index.

   The OTC Fund does not aim to hold all of the 100 securities included in the NASDAQ 100 Index. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 Index or other instruments which the Advisor believes will provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

   Companies whose securities are traded on the over-the-counter ("OTC") markets generally are smaller market-capitalization or newer companies than those listed on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established m a rkets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger-capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller-capitalized companies to changing economic conditions than larger-capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

   The Rydex Precious Metals Fund
   The  investment  objective  of  the  Metals Fund is to provide investment  results  that  correspond to a benchmark primarily
   for  metals-related  securities.    The  Metals Fund s current
   benchmark is the XAU Index.

   Metals-related investments are considered speculative and are influenced by a host of world-wide economic, financial, and

                                                      28





   political factors. Historically, the prices of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in the precious metals-related industry have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals. Such price volatility in precious metals prices will have a similar effect on the Metals Fund's share prices. The Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to closely track the XAU Index.

   The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic i n vestments and expose the investor to general market conditions which differ significantly from those in the United States. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect United States companies, and there may be less public i n formation about the operations of foreign companies. Foreign securities also may be subject to foreign government taxes that could reduce the yield on such securities.

   The Rydex U.S. Government Bond Fund
   The investment objective of the Bond Fund is to provide investment results that correspond to a benchmark for U.S. Government Securities. The Bond Fund s current benchmark is 120% of the price movement of the Long Bond, without consideration of interest paid.

   In attempting to achieve this objective, the Bond Fund invests primarily in U.S. Government Securities. U.S. Government Securities are obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government. The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds. While U.S. Government Securities provide substantial protection against credit risk, investment in those securities do not protect investors against price changes due to changing

                                                      29





   interest rate levels and, as such, the share price of the Bond F u nd is not guaranteed and will fluctuate over time. Accordingly, the return of the Bond Fund should move inversely with movements in prevailing interest rates on the Long Bond. The Fund intends to adjust its portfolio each time the Long Bond is issued (currently twice yearly) in an attempt to track the price movement of the newly-issued Long Bond. See "The Benchmarks."

   The Juno Fund
   The Juno Fund is designed to allow investors to hedge an existing portfolio of securities or mutual fund shares against general increases in interest rates or to speculate on anticipated decreases in the price of the Long Bond. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark debt instrument or futures contract on a specified debt instrument. The Long Bond has been designated as the Juno Fund s current benchmark.

   In attempting to achieve its objective, the Fund intends to devote its assets primarily to employing certain investment techniques. The investment techniques that may be employed by the Fund include engaging in short sales on U.S. Treasury bonds and engaging in transactions in futures contracts on U.S. Treasury bonds and options on such contracts to produce synthetic short positions. These techniques are highly specialized and involve certain risks not traditionally associated with investment companies. Under these techniques, the Fund will generally incur a loss if the price of the underlying security or futures contract increases between the date of the employment of the technique and the date on which the Fund terminates the position. The Fund will generally realize a gain if the underlying security or futures contract declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

   The Juno Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Juno Fund's total return before expenses and costs may diverge significantly from the cumulative percentage decrease or increase in the price of the Long Bond due to a compounding effect. If the Juno Fund achieved a perfect inverse correlation for any single trading day, the Juno Fund's total return before expenses and costs would increase for that day in direct proportion to any decrease in the price of the Long Bond. Conversely, the Juno Fund's total return before expenses and costs would decrease for that day in direct proportion to any increase in the price of the Long Bond for that day. For

                                                      30





   example, if the price of the Long Bond were to decrease by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a gain in total return before expenses and costs of approximately 1% for that day. Conversely, if the price of the Long Bond were to increase by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a
   l o s s in total return before expenses and costs of approximately 1% for that day.

   Even if there is a perfect inverse correlation between the Juno Fund's total return before expenses and costs and the price of the Long Bond on a daily basis, however, the symmetry between the changes in the price of the Long Bond and the changes in the Juno Fund's total return can be significantly altered over time by a compounding effect. Thus, if the Juno Fund achieved a perfect inverse correlation with the price of the Long Bond on every trading day over an extended period, and if there were a significant decrease in the price of the Long Bond during that period, there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the price of the Long Bond. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the price of the Long Bond over that period, then there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the price of the Long Bond for that period.

   For purposes of determining the Juno Fund's total return before expenses and costs, costs include the Juno Fund s "carrying cost" in maintaining short positions. When entering an actual or synthetic short position on the Long Bond, the Juno Fund must effectively pay interest equal to interest accrued on the underlying U.S. Treasury bond. The difference, if any, between the interest effectively paid by the Juno Fund on its short positions and any interest earned by the Juno Fund on its assets is the Juno Fund s carrying cost.

   The interest rate on a U.S. Treasury bond is set at the time the particular bond is issued and does not change for the maturity of the bond so that the interest paid on the bond is constant throughout the life of the bond. The price at which a previously-issued U.S. Treasury bond can be bought and sold in the open market, however, does change. The market value of U.S. Treasury bonds rises when interest rates in general decrease and falls when interest rates in general increase. Accordingly, if the Juno Fund is successful in meeting its

                                                      31





   investment objective, the Fund s total return should rise with increases in interest rates and fall with decreases in interest rates.

   The Rydex U.S. Government Money
   Market Fund
   The investment objectives of the Money Market Fund are security of principal, high current income, and liquidity. The Money Market Fund seeks to achieve its objectives by investing in U.S. Government Securities, including money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

   The Money Market Fund may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are pro rata interests in U.S. Government Securities; and instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Benchmarks

   The S&P500 Index (SPX). Standard & Poor's Corporation ("S&P") chooses the 500 stocks comprising the S&P500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P500 Index for diversification purposes. S&P will not be a sponsor of, or in any other way affiliated with, the Funds.

   The  NASDAQ  100  IndexTM (NDX).   The NASDAQ 100 IndexTM is a
   capitalization-weighted index composed of 100 of the largest non-financial securities listed on the NASDAQ Stock Market.
   The index was created in 1985.

   The XAU Index. The XAU Index is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines

                                                      32





   Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Santa Fe Pacific Gold Corp. While the majority of these companies are based in North America, they generally have operations in countries based outside North America.

   The Long Bond. The Long Bond is the U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued twice yearly. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.

                     SPECIAL RISK CONSIDERATIONS

   Shareholders should consider the special factors discussed below that are associated with the investment policies of the Funds in determining the appropriateness of investing in the Funds.

   Portfolio Turnover
   The Trust anticipates that investors in the Funds, as part of an asset-allocation or market-timing investment strategy, will frequently redeem shares of a particular Fund, as well as exchange their shares of a particular Fund for shares in other Funds pursuant to the exchange policy of the Trust (see "Exchanges"), which would cause that Fund to experience high portfolio turnover. Because each Fund's portfolio turnover r a te to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed by the Securities and Exchange Commission (the "Commission"), the portfolio turnover rate for each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Nova Fund, the Ursa Fund, and the Juno Fund typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

   Significant portfolio turnover will tend to increase the realization by a Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by a Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If a Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would

                                                      33





   become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a h i g her portfolio turnover rate would likely involve c o rrespondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore, a Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.



   Tracking Error
   While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are:
   (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund;
   (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; or (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

   Aggressive Investment Techniques
   Each of the Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. The Trust expects that the Nova Fund, the Ursa Fund, and the Juno Fund will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these Funds will be held in high-grade liquid debt in a segregated account by these Funds as "cover" for these investment techniques.

   Participation in the options or futures markets by a Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options t h ereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the

                                                    - 34 -





   skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer c l o s i ng out certain positions to avoid adverse tax c o nsequences. For further information regarding these investment techniques, see "Investment Techniques and Other Investment Policies."



   Early NASDAQ Closings
   The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations (the "NASDAQ"), which is operated by the National Association of Securities Dealers, Inc. (the "NASD"), is 4:00 P.M. While an infrequent occurrence, the NASD has closed trading on the NASDAQ as much as 15 minutes prior to the normal close because of computer systems failures. Early closing of the NASDAQ may result in a Fund being unable to sell (or buy) OTC securities traded on the NASDAQ on that day. If the NASDAQ closes prior to the close of business on a day when one or more of the Funds needs to execute a high volume of trades late in a trading day, a Fund, in particular the OTC Fund, might incur substantial trading losses.

                   INVESTMENT TECHNIQUES AND OTHER
                         INVESTMENT POLICIES

   Futures Contracts and Options Thereupon
   The Nova Fund and the OTC Fund may purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Ursa Fund may sell stock index futures contracts. The Bond Fund may purchase f u t ures contracts on U.S. Government Securities as a substitute for a comparable market position in the cash market. The Juno Fund may sell futures contracts on U.S. Government Securities. The principal trading markets for S&P500 index futures contracts and U.S. Treasury bond futures contracts are the Chicago Mercantile Exchange (the "CME") and the Chicago Board of Trade (the "CBOT"), respectively.

   A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.


                                                    - 35 -





   The Nova Fund and the OTC Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock index futures contracts. The Bond Fund may purchase call options and write put options on U.S. Government Securities futures contracts and the Juno Fund may write call options and purchase put options on futures contracts on U.S. Government Securities.

   When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

   Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, each Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position, to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes."

   The Funds may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of
   Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these Funds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of

                                                    - 36 -





   the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

   When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or high-quality liquid debt instruments, including U.S. Government Securities or repurchase agreements secured by U.S. Government Securities, that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities t r a ding practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s
   o u t s tanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

   A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in i n struments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

   A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions

                                                    - 37 -





   in instruments the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

   Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby p r eventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

   Index Options Transactions
   The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock indexes. All of the Funds may write and purchase put and call options on stock indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes."

   A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call)

                                                    - 38 -





   or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. U n like the options on securities discussed below, all settlements of index options transactions are in cash.

   Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange
   (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Fund s 15% limitation on investment in illiquid securities. See "Illiquid Securities."

   Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

   Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing
   (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a Fund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills

                                                    - 39 -





   and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the Fund s custodian bank (and marks-to-market on a daily b a s is) a segregated account consisting of cash, U.S.
   G o vernment Securities, or other liquid high-grade debt securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

   Options on Securities
   The Nova Fund, the OTC Fund, and Metals Fund may buy call options and write (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the Funds will be conducted on recognized securities exchanges.

   When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining in a segregated account cash or liquid high-grade debt securities equal in value to the exercise price of the call option written by the Fund. When a Fund writes (sells) a put option, the Fund will have and maintain on deposit with its custodian bank cash or liquid high-grade debt securities having a value equal to the exercise value of the option. The principal reason for a Fund to write (sell) call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater


                                                    - 40 -





   return than would be realized on the underlying securities alone.

   If a Fund that writes (sells) an option wishes to terminate the Fund s obligation, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer s position will be canceled by the Options Clearing Corporation. However, a writer (seller) may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

   A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written (sold) by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

   A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

   Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

                                                    - 41 -





   Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

   Short Sales
   The Ursa Fund and the Juno Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

   Until the Ursa Fund or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid high grade debt securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund s short position.

   The Nova Fund, the OTC Fund, and the Metals Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

   U.S. Government Securities
   The Bond Fund and the Money Market Fund may invest in U.S. G o v e rnment Securities in pursuit of their investment objectives. The Funds, except for the Money Market Fund, may invest in U.S. Government Securities as "cover" for the investment techniques these Funds employ as part of a cash reserve or for liquidity purposes.

                                                    - 42 -





   Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of a Fund s portfolio investments in these securities.

   S o m e obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which a Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency
   o r    i nstrumentality,  or  the  credit  of  the  agency  or
   instrumentality itself.

   U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

   Repurchase Agreements
   U.S.   Government  Securities  include  repurchase  agreements
   secured by U.S. Government Securities. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will
   always  be  less  than  one  year.    A  Fund  will enter into
   repurchase  agreements  only  with member banks of the Federal

                                                    - 43 -





   R e s erve System or primary dealers of U.S. Government Securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the Funds. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investment policies.

   Illiquid Securities
   While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ( restricted securities ) under the Securities Act of 1933, as amended (the 1933 Act ), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not

                                                    - 44 -





   illiquid.    Illiquid securities also may be more difficult to
   value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

   Cash Reserve
   As a cash reserve or for liquidity purposes, each Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government Securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. Government Securities.

   Other Investment Policies
   The Funds also may engage in certain other investment practices described below, however none of the Funds presently intends to invest more than 5% of the Fund's net assets in any of these practices. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, and also may lend portfolio securities to brokers, dealers, and financial institutions. Each Fund may borrow money, and the Nova and Bond Funds also may borrow money for investment purposes. Each of the Funds (other than the Bond and Money Market Funds) also may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. In addition, the Bond and Juno Funds also may invest in U.S. Treasury zero coupon securities, while each of the Ursa, Juno, and Money Market Funds also may use reverse repurchase agreements as part of that Fund's investment strategies. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

                     PORTFOLIO TRANSACTIONS AND
                              BROKERAGE

   The Advisor determines which securities to purchase and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects t h at the Funds may execute brokerage or other agency t r a n sactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities E x change Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor s policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid. The ability to receive

                                                    - 45 -





   research services, however, may be a factor in the selection of one dealer acting as a principal over another.

   W h en selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors including the rate of commission or size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to p o sition, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor uses these services in connection with all of the Advisor s investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the Funds.

                     HOW TO INVEST IN THE FUNDS

   For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Trust is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Trust is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances. The shares of each Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in a Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of a Fund s shares in whole or in part. There is no minimum amount for subsequent investments in a Fund.

   Investments in the Funds may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

   By Mail:  Fill out an application and make out a check payable
   to  "Rydex  Series  Trust."    Mail  the  check along with the
   application to:

     Rydex Series Trust
     6116 Executive Boulevard, Suite 400
     Rockville, Maryland  20852



                                                    - 46 -





   By Bank Wire Transfer:  Request a wire transfer to:

     Star Bank, N.A.
     Routing Number: 0420-00013
     For Account of Rydex Series Trust
     Account Number: 48038-9030
     Your Name
     Your Account Number or, if a new
       account, Federal Tax I.D. Number
       (e.g., Social Security Number)

   After instructing your bank to transfer money by wire, please call the Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

   I n    the  interest  of  economy  and  convenience,  physical
   certificates  representing  a  Fund  s  shares are not issued.
   Shares of each Fund are recorded on a register by the Trust s transfer agent.

                       REDEEMING AN INVESTMENT
                            (WITHDRAWALS)

   General
   An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of a Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

   The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker;

                                                    - 47 -





   a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

   Each Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

   With respect to each Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE, the Federal Reserve Bank of New York (the New York Fed ), the NASDAQ, the CME, or the CBOT, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the NASDAQ, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors.

   Because of the administrative expense of handling small accounts, the Trust reserves the right to redeem involuntarily an investor s account, including a retirement account, which falls below the applicable minimum investment in total value in the Trust due to redemptions. The involuntary redemption of a retirement account may have an adverse tax effect. In addition, both a request for a partial redemption by an investor whose account balance is below the minimum investment and a request for a partial redemption by an investor that would bring the account balance below the minimum investment will be treated as a request by the investor for a complete redemption of that account. The Trust reserves the right to modify its minimum investment requirements and the corresponding amounts below which involuntary redemptions may be effected.

   Draft Checks

   With respect to shares of the Money Market Fund, investors may elect to redeem such shares by draft check (minimum check - $500) made payable to the order of any person or institution. Upon the Trust s receipt of a completed signature card,

                                                    - 48 -





   investors will be supplied with draft checks which are drawn on the Money Market Fund s account and are paid through the Money Market Fund s custodian, Star Bank, N.A. The Trust reserves the right to change or suspend this checking service. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that the banks apply to checking accounts. An investor s Money Market Fund account may not be closed by draft check.

                              EXCHANGES

   Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved. Exchanges with respect to Self-Directed Accounts must be for at least the lesser of $1,000 or 100% of the account value for the Fund from which the transfer is made. The Trust currently is composed of nine separate Rydex Funds, seven of which Funds, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the OTC Fund ), The Rydex Precious Metals Fund (the Metals Fund ), The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund (the Money Market Fund ), are described in this Prospectus. The eighth and ninth series of the Trust, The Rydex High Yield Fund (the
     High Yield Fund ) and The Rydex Institutional Money Market Fund (the "Institutional Fund"), are each described in a separate prospectus; other separate Rydex Funds may be added in the future. The minimum initial investment in the Institutional Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000, and an exchange into the Institutional Fund is permitted only if the Institutional F u nd s minimum investment of $2,000,000 is satisfied. Exchanges may be made by letter or by telephone subject to the procedures set forth below.



   To implement an exchange, shareholders should provide the following information: account name, account number, taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the
   e x change legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received  in  an  exchange  for  shares of the OTC Fund or the

                                                    - 49 -





   Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.



                   PROCEDURES FOR REDEMPTIONS AND
                              EXCHANGES

   Written requests for redemptions and exchanges should be sent to the Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust
   is open for business. Such requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Funds whose shares are being exchanged applies.

   The Nova, Ursa, and Rydex
     OTC Funds   . . . .         3:45 P.M.
   The Rydex Precious Metals
     Fund  . . . . . . .         3:30 P.M.
        The Rydex U.S. Government
     Bond and Juno Funds                                    2:45 P.M.
   The Rydex High Yield Fund     2:15 P.M.

   Telephone redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which a Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Precious Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone redemption and exchange privileges may be terminated or modified by the Trust at any time.

   When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or f r a u dulent instructions. The Trust follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone instructions. Investors also should be aware that

                                                    - 50 -





   telephone   redemptions  or  exchanges  may  be  difficult  to
   implement  in  a  timely  manner  during  periods  of  drastic
   economic  or  market  changes.    If  such  conditions  occur,
   redemption or exchange orders can be made by mail.

                  DETERMINATION OF NET ASSET VALUE

   The net asset value of the shares of the Nova Fund, the Ursa Fund, the Metals Fund, and the OTC Fund is determined each day on which the NYSE is open for business as of the close of normal trading on the NYSE (currently 4:00 P.M., Eastern
   Time). The net asset value of the shares of the High Yield Fund, the Money Market Fund, and the Institutional Fund is determined each day on which both the NYSE and the New York Fed are open for business. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. The High Yield Fund determines its net asset value at 3:00 P.M., Eastern Time, and the Money Market Fund and the Institutional Fund each determines its net asset value at 1:00 P.M., Eastern Time, on such days. The net asset value of the shares of the Bond Fund and the Juno Fund is determined each day on which the CBOT is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). Currently, the CBOT is closed on weekends and on the following holidays: (i) New Year s Day, Martin Luther King, Jr. Day, President s Day, Memorial Day, July Fourth, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund s principal trading market(s) is closed, the Fund s net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedules to be observed in the future, the NYSE, the CBOT, and the New York Fed each may modify its holiday schedule at any time.

   The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund s shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund s securities plus the values of its
   o t her assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by

                                                    - 51 -





   the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.

   The Money Market Fund will utilize the amortized cost method in valuing that Fund s portfolio securities, which method involves valuing a security at its cost adjusted by a constant a m o rtization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Money Market Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Money Market Fund s portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.

   For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern Time, close of trading on the NYSE, except that U.S. Treasury bond options and futures contracts traded on the CBOT will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer s price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

   OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges or foreign stock exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the

                                                    - 52 -





   Trustees.     Dividend  income  and  other  distributions  are
   recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

   llliquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

                   TAX-SHELTERED RETIREMENT PLANS

   Tax-sheltered retirement plans of the following types will be available to investors:

      Individual Retirement Accounts (IRAs)
      Keogh Accounts - Defined Contribution
                          Plans (Profit-Sharing Plans)
      Keogh Accounts - Money Purchase Plans
                          Pension Plans)
      Internal Revenue Code Section 403(b)
        Plans

   Retirement plans are charged an annual $15.00 maintenance fee.
   Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.





                         TRANSACTION CHARGES

   In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25 for items returned for insufficient or uncollectible funds.

                     DIVIDENDS AND DISTRIBUTIONS

   General
   All income dividends and capital gains distributions of each Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend

                                                    - 53 -





   date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of a Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

   The Nova Fund; The Ursa Fund; The Rydex OTC Fund; The Rydex Precious Metals Fund; The Juno Fund
   The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, and the Juno Fund each intend to distribute annually any net i n v e stment income and net realized capital gains to shareholders. The Trustees, however, may declare a special distribution for any of these Funds if the Trustees believe that such a distribution would be in the best interests of the shareholders of that Fund.

   The Rydex U.S. Government Bond Fund
   The Bond Fund intends (i) to declare dividends of ordinary income for shares of the Bond Fund on a daily basis, and to distribute such dividends to shareholders of the Bond Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Bond Fund.

   The Rydex U.S. Government Money Market Fund
   The Money Market Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money Market Fund on a daily basis and (ii) distributes such dividends to shareholders of the Money Market Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Money Market Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market Fund of a constant net asset value per share of $1.00.

                                TAXES

   The Internal Revenue Code provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. Because of the nature of the investment strategies and the expected turnover of the portfolios of the Funds, there can be no assurance that a Fund will qualify for such treatment. If a Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary


                                                    - 54 -





   i n c o me and capital gains it has distributed to its shareholders for that year.

   To qualify as a RIC under the Code, a Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized long- and short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

   Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by any of the Funds, and in particular by the Metals Fund. Income from investments in precious metals and minerals will not be qualifying income for purposes of the 90% Test. Therefore, the Metals Fund will seek to limit its investment transactions in precious metals and minerals so as to avoid a violation of the 90% Test.

   I n addition, because of the anticipated frequency of redemptions and exchanges of the shares of the Funds, each of the Funds, other than the Money Market Fund, will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Funds, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Funds frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require a Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, each of the Funds intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for

                                                    - 55 -





   at least three months or as to which there will be a loss or the smallest gain. If a Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains
   r e s u lting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Funds (other than the Money Market Fund) also may engage i n other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Funds and Commission regulations). Notwithstanding these actions, there can be no assurance that a Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

   If the Trust determines that a Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for that Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of a Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

   Under current law, dividends derived from interest and dividends received by a Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of such Fund or are received in cash.

   Under current law, distributions of net long-term gains, if any, realized by a Fund and designated as capital gains distributions will be taxed to the shareholders of that Fund as long-term capital gains regardless of the length of time the shares of that Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed

                                                    - 56 -





   annually.    Shareholders  should  consult  their tax advisors
   concerning the tax status of the Funds dividends in their own states and localities.

   Ordinary  dividends  paid to corporate or individual residents
   o f foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign c o u n try where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Trust is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

                       MANAGEMENT OF THE TRUST

   Investment Adviser
   The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P.
   Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a
   Maryland-based registered investment adviser. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA. From 1989 to 1992, Mr. Viragh was the Vice President of Sales and Marketing for The Rushmore Fund, Inc. Mr. Viragh received his bachelor s degree in Business Administration from Spring Hill College, of Mobile, Alabama, in 1964.

   The portfolio manager for the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts. From 1989 to 1991, Mr. Michael was the Director of Research

                                                    - 57 -





   for Chronometrics, Inc., of Chicago, Illinois, a registered commodity trading advisor and was responsible for managing the firm s proprietary, on-line trading model for twelve financial futures contracts. Mr. Michael received his bachelor of arts degree in Geology from Colgate University, of Hamilton, New York, in 1974.

   The portfolio manager for the OTC Fund and the Bond Fund is Terry Apple, who joined the Advisor in January 1994. From 1992 to December 1993, Mr. Apple was employed by MMA and was the Director of Investments for The Rushmore Funds, Inc. From 1985 to 1991, Mr. Apple was a Vice President and the Director of Technical Research for Cale Futures, Inc. ("Cale"), of Hilton Head, South Carolina, a registered commodity trading advisor, and managed Multitech Partners, a commodity pool advised by Cale. Mr. Apple received his bachelor s degree in Business Administration from Baylor University, of Waco, Texas, in 1964.

   The  portfolio manager of the Ursa Fund, the  Metals Fund, and the Money Market Fund is Michael P. Byrum. Prior to joining the PADCO Advisors, Inc. organization in July 1993, Mr. Byrum worked for one year as an investor representative with MMA. Mr. Byrum s responsibilities at MMA included brokerage solicitation and investor relations. Mr. Byrum received his bachelor s degree in Business Administration from Miami University, of Oxford, Ohio, in 1992.

   Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Funds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.75% for the Nova Fund, the OTC Fund, and the Metals Fund, 0.90% for the Ursa Fund and the Juno Fund, and 0.50% for the Bond Fund and the Money Market Fund.

   The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.


                                                    - 58 -





   Servicer
   General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated S e p tember 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Funds each pay the Servicer a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.25% for the Nova Fund, Ursa Fund, and the Juno Fund and 0.20% for the other Funds.

   The Servicer provides the Trust and the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Funds under Federal and state securities laws. The Servicer also maintains the shareholder account records for t h e T rust and the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

   Costs and Expenses
   Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and s h areholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all F e d e r al, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses. For the period from July 1, 1995 through June 30, 1996, the total expenses paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund,

                                                    - 59 -





   and  the  Money  Market  Fund were approximately 1.31%, 1.39%,
   1.33%, 1.33%, 1.26%, 1.64%, and 0.99% of the respective Fund s average net assets.

                       PERFORMANCE INFORMATION

   Total Return Calculations
   From time to time, each of the Funds (other than the Money Market Fund) may advertise the total return of the Fund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

   The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and asset value fluctuations and i s not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

   Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value. A more-detailed description of the method by which the total return of a Fund is calculated is contained in the Statement
   o f   Additional  Information  under  "Calculation  of  Return
   Quotations."

   Yield Calculations
   In addition to total return information, the Bond Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Bond Fund s net income per share for a thirty-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding.

   For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the Commission

                                                    - 60 -





   t o facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Bond Fund in accordance with generally accepted accounting principles and from net income computed for Federal income tax reporting purposes. Thus, the yield computed for a period may be greater or lesser than the Bond Fund s then-current dividend rate.

   The Bond Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Bond Fund, portfolio maturity, and the Bond Fund s expenses.

   Yield quotations should be considered relative to changes in the net asset value of the Bond Fund s shares, the Bond Fund s investment policies, and the risks of investing in shares of the Bond Fund. The investment return and principal value of an investment in the Bond Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than the original cost of such shares.

   From time to time, the Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The " e f f ective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the c o m p ounding effect of this assumed reinvestment. A description of the respective methods by which the yield of the Bond Fund and the current and effective yields of the Money Market Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

   Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Bond Fund s or the Money Market Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Bond Fund and the Money Market Fund should remember that yield generally is a function of the kind and


                                                    - 61 -





   quality   of  the  instrument  held  in  portfolio,  portfolio
   maturity, operating expenses, and market conditions.

   Comparisons of Investment Performance
   In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock E x c h ange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Fund s investment performance. In particular, performance information for the Nova Fund and the Ursa Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average; performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 IndexTM; performance information for the Metals Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the XAU Index; and performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

   In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger s Magazine, Personal Investor, Morningstar, Inc., a n d similar sources which utilize information compiled
   (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each Fund (other than the Money Market Fund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the Trust in p e r formance reports, will be drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the

                                                    - 62 -





   Bond Fund and the Juno Fund. In addition, the broad-based Lipper groupings may be used for comparison to any of the Funds. Additional information concerning the comparison of the investment performances of the Funds is contained in the S t a tement of Additional Information under "Performance Information."

   Further information about the performance of the Funds will be contained in the Trust s annual reports to shareholders, which may be obtained without charge by writing to the Trust at the address or telephoning the Trust at telephone number set forth on the cover page of this Prospectus.

                    GENERAL INFORMATION ABOUT THE
                                TRUST

   Organization and Description of Shares of Beneficial Interest The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova
   Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

   All shares of the Funds are freely transferable. The Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail (to 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852).

   Under the Delaware General Corporation Law, a registered i n vestment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust s h areholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a


                                                    - 63 -





   T r ustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

   Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

   Classification of the Funds
   Each of the Funds (other than the Money Market Fund) is a "non-diversified" series of the Trust. A Fund is considered "non-diversified" because a relatively-high percentage of the Fund s assets may be invested in the securities of a limited number of issuers, primarily within the same industry or economic sector. That Fund s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

   A Fund s classification as a "non-diversified" investment company means that the proportion of the Fund s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund s total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund s total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund s total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies).




                                                    - 64 -





   Trustees and Officers
   The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

   Auditors
   Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey
   08540,   are  the  auditors  of  and  the  independent  public
   accountants for the Trust and each of the Funds.

   Custodian
   Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. Under the terms of this custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

   NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR P R ESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.
























                                                    - 65 -